Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

Bassett Furniture Industries, Incorporated
(Name of Registrant as Specified In Its Charter)

Costa Brava Partnership III L.P.
Roark, Rearden & Hamot, LLC
Roark, Rearden & Hamot Capital Management, LLC
David S. Brody
Neil Chelo
Eugene I. Davis
Seth W. Hamot
Kent F. Heyman
Peter Hirsch
Andrew R. Siegel

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: N/A

2) Form, Schedule or Registration Statement No.: N/A

3) Filing Party: N/A

4) Date Filed: N/A

Important Notice Regarding the Availability of Proxy Materials for the Bassett Shareholder Meeting to be held on 4/15/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement are available at www.proxyvote.com

To view this material, you must have the 12-digit Control #’(s) available.

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below on or before 4/4/08 to facilitate timely delivery.

To request printed copies of the above listed documents:          Internet:    www.proxyvote.com
Telephone:   1-800-579-1639   **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

BASSETT FURNITURE INDUSTRIES, INC.

This Notice is being provided by Costa Brava Partnership III L.P. and not the Board of Directors.

m	Vote in PERSON

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the materials.

¿	Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM Please refer to the proposals and follow the instructions.

Meeting Type: Annual	Meeting Location:	Bassett Furniture Industries, Inc.
Meeting Date: 4/15/08		3525 Fairystone Park Highway
Meeting Time: 9:00 a.m. EDT		Bassett, Virginia 24055
For holders as of: 3/3/08

Voting items

Costa Brava Partnership III L.P. recommends a
vote FOR each of Proposals 1, 2 and 3.

1.	Election of Directors

Costa Brava Nominees:

01)	David S. Brody
02)	Neil Chelo
03)	Eugene I. Davis
04)	Seth W. Hamot
05)	Kent F. Heyman
06)	Peter Hirsch
07)	Andrew R. Siegel

2.

Reimbursement of expenses. To authorize the Company, if any of the Costa Brava Nominees are elected to the Board of Directors, to reimburse the costs and expenses of Costa Brava and the Costa Brava Nominees in undertaking this solicitation, including those incurred in connection with the nomination of the Costa Brava Nominees and the costs associated with the related litigation described in the Proxy Statement.

3.	Ratification of Selection of Independent Public Accountants. To ratify the selection of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending November 29, 2008.

CONTROL # è 0000 0000 0110

Note: If you properly execute your vote via www.proxyvote.com, any previous proxies you voted will be revoked.

Voting Instructions

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.